Exhibit 99.1

Impinj Announces Fourth Quarter and Full Year 2016 Financial Results

SEATTLE, WA, Feb. 16, 2017 – Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions for identifying, locating and authenticating everyday items, today announced its financial results for the fourth quarter and full year ended Dec. 31, 2016.

“The fourth quarter was a strong close to a landmark and transformational year for Impinj. During the year, our continued execution of our strategy and the dedication of the entire Impinj team resulted in 43% revenue growth, approximately 70% endpoint IC volume growth and improved margin,” said Chris Diorio, Impinj co-founder and CEO. “We raised a total of approximately $107 million in net proceeds in two successful equity offerings, expanding our available capital to continue investing in the massive market opportunity and enhance our leading market position.”

Fourth Quarter 2016 Financial Summary

•	Revenue grew 49% year-over-year to $33.7 million
•	GAAP gross margin of 54.6%; non-GAAP gross margin of 55.6%
•	GAAP net income and net income attributable to common stockholders of $0.1 million, or income of $0.01 per diluted share using 20.7 million shares
•	Adjusted EBITDA of $2.4 million
•	Non-GAAP net income of $2.2 million, or income of $0.11 per diluted share using 20.7 million shares

Full Year 2016 Financial Summary

•	Revenue grew 43% year-over-year to $112.3 million
•	GAAP gross margin of 52.9%; non-GAAP gross margin of 53.9%

•	GAAP net loss of $1.7 million; GAAP net loss attributable to common stockholders of $7.9 million or a loss of $0.74 per diluted share using 10.8 million shares
•	Adjusted EBITDA of $5.1 million
•	Non-GAAP net income of $3.7 million, or income of $0.22 per diluted share using 16.8 million shares

A reconciliation between historical GAAP and non-GAAP information, including weighted average basic and diluted shares, is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the "Non-GAAP Financial Measures" section below.

First Quarter 2017 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. For the first quarter of 2017, Impinj currently expects:

•	Revenue in the range of $30.0 million to $31.5 million
•	Adjusted EBITDA in the range of a loss of $1.0 million to income of $0.5 million
•

Non-GAAP earnings in the range of a loss of $1.25 million to income of $0.25 million, and non-GAAP diluted earnings per share in the range of a loss of $0.06 and income of $0.01 with an expected share count in the range of 21.0 million to 22.0 million shares

All forward-looking non-GAAP financial measures in this section titled "First Quarter 2017 Financial Outlook" exclude non-cash income and expenses. Impinj has not reconciled guidance for these non-GAAP measures to their most directly comparable GAAP measures because some items that impact these measures are either not within our control or not reasonably predictable, at least not without unreasonable effort.

Conference Call Information

Impinj will host a conference call and webcast today, Feb. 16, 2017 at 5:00 p.m. ET / 2:00 p.m. PT for analysts and investors to discuss the company’s fourth quarter and full year

2016 results as well as its outlook for its first quarter of 2017. Open to the public, investors may access the call by dialing +1-412-317-6060. A live webcast of the conference call will also be accessible on the company's website at investor.impinj.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 10098908.

Management’s prepared written remarks, along with quarterly financial data for the last eight quarters, will be made available on the company’s website at investor.impinj.com commensurate with this release. Management encourages interested parties to review the prepared remarks before the conference call and submit questions via email to ir@impinj.com. Questions received prior to the call will be considered for discussion on the live conference call.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, and our financial outlook for the first quarter of 2017. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the Form 10-Q filed with the SEC on November 15, 2016. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which we have prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we use the following non-GAAP financial measures: non-GAAP gross margin, net income and earnings per share and Adjusted EBITDA. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, depreciation and amortization, non-cash interest and other income/expense, and non-cash income tax expense not considered to be indicative of our ongoing core business operating results. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain income, expenses and expenditures that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures" included at the end of this release.

About Impinj

Impinj (NASDAQ: PI) is a leading provider of RAIN RFID solutions. The Impinj Platform connects billions of everyday items such as apparel, medical supplies, automobile parts, drivers’ licenses, food and luggage to applications such as inventory management, patient safety, asset tracking and item authentication, delivering real-time information to businesses about items they create, manage, transport and sell. The Impinj Platform wirelessly delivers information about these items’ unique identity, location and authenticity, or Item Intelligence™, to the digital world, which Impinj believes is the essence of the Internet of Things.

###

Contacts:

Investor Relations

Maria Riley & Chelsea Lish

The Blueshirt Group

ir@impinj.com

+1-206-315-4470

Media Relations

Erika Goodmanson

Sr. Director, Marketing and Communications

egoodmanson@impinj.com

+1-206-812-9744

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31,	December 31,
	2016	2015
Assets:
Current assets:
Cash and cash equivalents	$33,636	$10,121
Short-term investments	66,905	—
Accounts receivable, net	17,447	12,889
Inventory	27,734	11,837
Prepaid expenses and other current assets	3,004	1,095
Total current assets	148,726	35,942
Property and equipment, net	14,929	12,351
Other non-current assets	—	637
Goodwill	3,881	3,881
Other intangible assets, net	—	37
Total assets	$167,536	$52,848
Liabilities, redeemable convertible preferred stock and stockholders' equity (deficit):
Current liabilities:
Accounts payable	$7,166	$3,182
Accrued compensation and employee related benefits	7,647	4,038
Accrued liabilities	6,098	2,895
Current portion of long-term debt	2,589	5,227
Current portion of capital lease obligations	1,130	1,190
Current portion of deferred rent	306	258
Current portion of deferred revenue	445	684
Total current liabilities	25,381	17,474
Long-term debt, net of current portion	9,676	10,683
Capital lease obligations, net of current portion	1,698	2,526
Long-term liabilities—other	770	678
Warrant liability	—	2,865
Deferred rent, net of current portion	5,022	4,984
Deferred revenue, net of current portion	966	710
Total liabilities	43,513	39,920
Commitment and contingencies
Redeemable convertible preferred stock, $0.001 par value
Series 1: none authorized and issued at December 31, 2016; 5,334 shares authorized, issued and outstanding at December 31, 2015	—	60,184
Series 2: none authorized and issued at December 31, 2016; 2,979 shares authorized and 2,557 shares issued and outstanding at December 31, 2015	—	37,779
Total redeemable convertible preferred stock	—	97,963
Stockholders' equity (deficit):
Preferred stock, $0.001 par value — 5,000 shares authorized; no shares issued and outstanding at December 31, 2016; no shares authorized, issued and outstanding at December 31, 2015	—	—
Common stock, $0.001 par value, 495,000 shares authorized; 20,336 and 4,382 shares issued and outstanding at December 31, 2016 and December 31, 2015, respectively	20	4
Additional paid-in capital	311,216	100,276
Accumulated other comprehensive income (loss)	(10)	—
Accumulated deficit	(187,203)	(185,315)
Total stockholders' equity (deficit)	124,023	(85,035)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$167,536	$52,848

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Revenue:
Product revenue	$33,467	$22,224	$111,769	$77,389
Development, service and licensing revenue	188	403	518	1,090
Total revenue	33,655	22,627	112,287	78,479
Cost of revenue:
Cost of product revenue	15,206	10,471	52,614	37,360
Cost of development, service and licensing revenue	61	117	220	273
Total cost of revenue	15,267	10,588	52,834	37,633
Gross profit	18,388	12,039	59,453	40,846
Operating expenses:
Research and development	7,403	5,091	25,185	17,579
Sales and marketing	6,428	4,428	22,330	14,579
General and administrative	4,212	1,998	12,426	7,087
Total operating expenses	18,043	11,517	59,941	39,245
Income (loss) from operations	345	522	(488)	1,601
Interest income (expense) and other income (expense), net
Interest expense	(311)	(466)	(1,633)	(1,208)
Interest income and other income (expense), net	139	850	616	673
Total interest income (expense) and other income (expense), net	(172)	384	(1,017)	(535)
Income (loss) before tax expense	173	906	(1,505)	1,066
Income tax expense	(70)	(88)	(168)	(166)
Net income (loss)	$103	$818	$(1,673)	$900
Less: Accretion of preferred stock	—	(2,825)	(6,258)	(11,301)
Net income (loss) attributable to common stockholders	$103	$(2,007)	$(7,931)	$(10,401)
Net income (loss) per share attributable to common stockholders:
Basic	$0.01	$(0.49)	$(0.74)	$(2.67)
Diluted	$0.01	$(0.49)	$(0.74)	$(2.67)
Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	19,078	4,127	10,778	3,893
Diluted	20,667	4,127	10,778	3,893

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Net income (loss)	$103	$818	$(1,673)	$900
Other comprehensive income (loss):
Unrealized losses on investments	(17)	—	(17)	—
Foreign currency translation	7	—	7	—
Total other comprehensive income (loss)	(10)	—	(10)	—
Comprehensive income (loss)	$93	$818	$(1,683)	$900

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2016	2015
Operating activities:
Net income (loss)	$(1,673)	$900
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,869	1,972
Amortization and write-off of debt issuance costs	239	152
Amortization of premium on short-term investments	31	—
Revaluation of warrant liability	(559)	(703)
Stock-based compensation	2,765	1,178
Changes in operating assets and liabilities:
Accounts receivable	(4,515)	(3,327)
Inventory	(15,897)	(2,783)
Prepaid expenses and other assets	(1,759)	(360)
Deferred revenue	17	(466)
Deferred rent	86	4,601
Accounts payable	3,883	754
Accrued compensation and benefits	3,462	1,356
Accrued liabilities	1,554	182
Net cash provided by (used in) operating activities	(9,497)	3,456
Investing activities:
Purchases of investments	(67,103)	—
Purchases of property and equipment	(3,530)	(7,450)
Net cash used in investing activities	(70,633)	(7,450)
Financing activities:
Proceeds from public offerings, net of offering costs	108,096	—
Payments on capital lease financing obligations	(1,229)	(824)
Payments on term loans	(65,320)	(6,115)
Proceeds from term loans	61,436	13,899
Proceeds from exercise of stock options	600	538
Proceeds from exercise of warrants	62	—
Payments of deferred offering costs	—	(322)
Net cash provided by (used in) financing activities	103,645	7,176
Net increase (decrease) in cash and cash equivalents	23,515	3,182
Cash and cash equivalents
Beginning of period	10,121	6,939
End of period	$33,636	$10,121

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP Gross profit	$18,388	$12,039	$59,453	$40,846
Adjustments:
Depreciation and amortization	281	265	1,059	952
Stock-based compensation	57	5	96	31
Non-GAAP Gross profit	$18,726	$12,309	$60,608	$41,829

GAAP Gross margin	54.6%	53.2%	52.9%	52.0%
Adjustments:
Depreciation and amortization	0.8%	1.2%	0.9%	1.2%
Stock-based compensation	0.2%	0.0%	0.1%	0.0%
Non-GAAP Gross margin	55.6%	54.4%	53.9%	53.2%

GAAP Research and development expense	$7,403	$5,091	$25,185	$17,579
Adjustments:
Depreciation and amortization	(285)	(250)	(1,126)	(574)
Stock-based compensation	(567)	(64)	(983)	(305)
Non-GAAP Research and development expense	$6,551	$4,777	$23,076	$16,700

GAAP Sales and marketing expense	$6,428	$4,428	$22,330	$14,579
Adjustments:
Depreciation and amortization	(108)	(125)	(475)	(325)
Stock-based compensation	(535)	(185)	(1,289)	(692)
Non-GAAP Sales and marketing expense	$5,785	$4,118	$20,566	$13,562

GAAP General and administrative expense	$4,212	$1,998	$12,426	$7,087
Adjustments:
Depreciation and amortization	(52)	(49)	(209)	(121)
Stock-based compensation	(189)	(39)	(397)	(150)
Non-GAAP General and administrative expense	$3,971	$1,910	$11,820	$6,816

GAAP Total operating expense	$18,043	$11,517	$59,941	$39,245
Adjustments:
Depreciation and amortization	(445)	(424)	(1,810)	(1,020)
Stock-based compensation	(1,291)	(288)	(2,669)	(1,147)
Non-GAAP Total operating expense	$16,307	$10,805	$55,462	$37,078

GAAP Interest expense	$(311)	$(466)	$(1,633)	$(1,208)
Adjustments:
Non-cash interest expense	19	56	130	152
Non-GAAP Interest expense	$(292)	$(410)	$(1,503)	$(1,056)

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
GAAP Interest income and other income (expense), net	$139	$850	$616	$673
Adjustments:
Change in the fair value of preferred stock warrant liability	—	(880)	(559)	(703)
Write-off of unamortized debt issuance costs	—	—	109	—
Non-GAAP Interest income and other income (expense), net	$139	$(30)	$166	$(30)

GAAP Income tax expense	$(70)	$(88)	$(168)	$(166)
Adjustments:
Non-cash income tax expense	23	23	91	91
Non-GAAP Income tax expense	$(47)	$(65)	$(77)	$(75)

GAAP Net income (loss)	$103	$818	$(1,673)	$900
Adjustments:
Depreciation and amortization	726	689	2,869	1,972
Stock-based compensation	1,348	293	2,765	1,178
Interest income (expense) and other, net	172	(384)	1,017	535
Income tax expense	70	88	168	166
Adjusted EBITDA	$2,419	$1,504	$5,146	$4,751

GAAP Net income (loss)	$103	$818	$(1,673)	$900
Adjustments:
Depreciation and amortization	726	689	2,869	1,972
Stock-based compensation	1,348	293	2,765	1,178
Non-cash interest expense	19	56	130	152
Change in the fair value of preferred stock warrant liability	—	(880)	(559)	(703)
Write-off of unamortized debt issuance costs	—	—	109	—
Non-cash income tax expense	23	23	91	91
Non-GAAP Net income (loss)	$2,219	$999	$3,732	$3,590
Non-GAAP Net income (loss) per share:
Basic	$0.12	$0.08	$0.24	$0.29
Diluted	$0.11	$0.07	$0.22	$0.26

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2016	2015	2016	2015
Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — basic	19,078	4,127	10,778	3,893
Adjustments:
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	8,522	4,685	8,522
Weighted-average shares used to compute non-GAAP net income (loss) per share — basic	19,078	12,649	15,463	12,415

Weighted-average shares used to compute GAAP net income (loss) per share attributable to common stockholders — diluted	20,667	4,127	10,778	3,893
Weighted-average shares of common stock issuable upon conversion of mandatorily redeemable convertible preferred stock	—	8,522	4,685	8,522
Adjustments:
Effects of dilutive securities
Warrants to purchase common stock	—	17	9	16
Warrants to purchase mandatorily redeemable convertible preferred stock	—	33	19	—
Weighted-average unvested shares of common stock subject to repurchase	—	136	118	136
Stock Options	—	911	1,150	1,083
Weighted-average shares used to compute non-GAAP net income (loss) per share — diluted	20,667	13,746	16,759	13,650